MUTUAL AGREEMENT


     This MUTUAL AGREEMENT dated as of March 21, 2005 ("Agreement") is entered into by and between POWER2SHIP, INC., a Nevada corporation ("P2S"), COMMODITY EXPRESS TRANSPORTATION, INC., a Delaware corporation and indirect wholly owned subsidiary of P2S ("CET-DEL"), POWER2SHIP HOLDINGS, INC., a Florida corporation and wholly owned subsidiary of P2S ("P2S Holdings"), COMMODITY EXPRESS TRANSPORTATION, INC., a South Carolina corporation ("CET-SC"), STOKES LOGISTICS CONSULTING, LLC, a South Carolina limited liability company ("SLC"), TPS
LOGISTICS, INC., a South Carolina corporation ("TPS") and W. A. STOKES, an individual resident in the State of South Carolina ("Stokes"), together the parties ("Parties").

                                    PREAMBLE

     WHEREAS, CET-SC engages in the business of motor carriage (the "Business");

     WHEREAS, CET-SC, in connection with its operation of the Business, owns and lawfully uses certain assets (as more fully described below and referred to hereafter as the "Assets"), maintains certain tractor leases, owns and operates a freight terminal in Columbia, South Carolina, owns and maintains freight trailers, and owns and maintains various leases that contribute to the successful operation of the Business;

     WHEREAS, Stokes is a principal shareholder in CET-SC and the principal person in control of the operations of the CET-SC and possesses over thirty years experience in the Business;

     WHEREAS, SLC and TPS are businesses maintained and operated by Stokes and his business associates for the purpose of acquiring and servicing freight hauling clients.

     WHEREAS, CET-SC, upon the terms and conditions contained in this Agreement, desires to convey, sell and assign to CET-DEL all of CET-SC's right, title and interest in and to the Assets, desires to lease to CET-DEL its freight terminal, desires to lease to CET-DEL certain trailers, desires to allow CET-DEL to assume its tractor leases and desires to complete other associated transactions with CET-DEL, as more fully described below; and

     WHEREAS, CET-DEL is a wholly owned subsidiary of P2S Holdings, and P2S Holdings is a wholly owned subsidiary of P2S; and

     WHEREAS, CET-DEL, upon the terms and conditions contained in this Agreement, desires to complete the transactions described above, desires to employ Stokes to assist in managing the Business, and desires to remunerate Stokes companies for services associated with maintaining certain valuable business contracts; and

     WHEREAS, P2S desires to financially support commitments made by CET-DEL in relation to the transactions contemplated by this Agreement.

     NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1.     Sale  and  Purchase  of  Assets.
            -------------------------------

     1.1     Sale  and  Purchase of Assets.  Subject to the terms and conditions
             -----------------------------
of this Agreement, at the closing described in Section 13 (the "Closing"), CET-SC shall sell to CET-DEL, and CET-DEL shall purchase from CET-SC, those assets of CET-SC identified on Schedule 1.1, including the assets described in
Section  2  (the  "Assets").

     1.2     Liabilities  Assumed  and  Excluded.  In  connection with CET-DEL's
             ------------------------------------
purchase of the Assets, CET-DEL shall assume and become responsible for the payment of only that liability of CET-SC that is identified on Schedule 1.2 (the "Liability"). CET-DEL shall assume no other liabilities or obligations of CET-SC. No assets will be purchased or transferred to CET-DEL except as provided in Section 1.1. Specifically, but not limited to, the following assets are excluded: (a) certain current assets (b) real property or leasehold property or improvements, and (c) all trailers owned by CET-SC or Stokes.

     1.3     Purchase  Price;  Payment.  The purchase price for the Assets shall
             -------------------------
be $200,000 (the "Purchase Price"), payable on the Closing Date (as defined herein) as follows:

               (a)  the  sum  of  $100,000  payable  in  cash;  and
               (b) the assumption of liability identified on Schedule 1.2 in the amount of $100,000.

     2.     Assignment  and  Assumption  of  Leases.  Subject  to  the terms and
                             ----------------------
conditions of this Agreement, at the Closing, CET-SC shall assign and CET-DEL shall assume the following CET-SC leases as of the closing date:

               (a)  All  CET-SC  tractor  leases  identified  on  Schedule 2(a);

               (b)  All  CET-SC  trailer  leases  identified  on  Schedule 2(b);

               (c) Amcor warehouse lease, to be prorated as of the Closing Date; and

               (d)  All  CET-SC  owner/operator  leases  identified  on Schedule
                    2(d).

     3.0     Lease  of  Trailers
             -------------------

     3.1     Lease  of  Trailers.  Subject  to  the terms and conditions of this
             --------------------
Agreement, at the Closing, CET-SC shall lease ("Trailer Leases") to CET-DEL trailers ("Trailers"), identified on Schedule 3.1, under terms substantially the same as those shown in Exhibit A.

     4.0     Commercial  Lease.
             -----------------

     4.1     Commercial  Lease.  Subject  to  the  terms  and conditions of this
             -----------------
Agreement, at the Closing, CET-SC shall lease ("Commercial Lease") to CET-DEL its terminal facilities, including property and buildings ("Terminal") for $4,200 per month, under terms and conditions substantially in the form of Exhibit B.

     5.0     Consulting  Agreement
             ---------------------

     5.1     Consulting  Agreement.  Subject to the terms and conditions of this
             ---------------------
Agreement, at the Closing, CET-DEL shall enter into a five year consulting agreement with SLC for provision of professional services and advice for which SLC shall be paid 1.0% of all CET-DEL annual revenues for the five year period, but in any case not less than $100,000 and not more than $200,000 in any one year, which consulting agreement shall be substantially in the form of Exhibit C.

     6.0     Amcor  Commission  Agreement
             ----------------------------

     6.1     Amcor Commission Agreement. Subject to the terms and conditions of
             --------------------------
this Agreement, at the Closing, CET-DEL shall enter into a five-year commission agreement with TPS which will pay TPS 1.0% of all revenues derived by CET-DEL from Amcor PET Packaging, Incorporated ("Amcor") for freight hauled to and from its Blythewood, SC, facility, which commission agreement shall be substantially in the form of Exhibit D.

     7.0     Intentionally  Omitted
             ----------------------

     7.1     Intentionally  Omitted
             ----------------------

     8.0     Employment  Agreement
             ---------------------

     8.1     Employment  Agreement.     Subject  to  the terms and conditions of
             ---------------------
this Agreement, at the Closing, CET-DEL shall enter into an employment agreement with Stokes for $150,000 per year for one year with two one-year renewal options, which employment agreement shall be substantially in the form of Exhibit E.

     9.0     Additional  Agreements  and  Provisions.
             ---------------------------------------

     9.1     Employment.  Schedule  9.1  is  a  list  of all employees leased by
             ----------
CET-SC, including their positions and salaries as of the date hereof (the "CET-SC's Leased Employees"). On the Closing Date, CET-DEL shall continue to lease the CET-SC's Leased Employees on an "at will" basis.

     9.2     Escrowed  Funds.  All  funds  held in escrow by CET-SC on behalf of
             ---------------
"owner/operator leased" as identified on Schedule 9.2, shall be transferred to CET-DEL on the Closing Date, as reflected on Exhibit G.

     9.3     Letters of Credit and Deposits.  On the Closing Date, CET-DEL shall
             ------------------------------
replace all Deposits and CET-SC Letters of Credit, or issue Letters of Credit, as identified on Schedule 9.3 and reflected on Exhibit G, supporting obligations to be assumed by CET-DEL, provided, however:

               (a) CET-SC shall keep the existing Letter of Credit in place with TSL Employee Leasing until it expires on 6/10/2005 and CET-DEL shall replace this Letter of Credit on or before 6/10/2005; and

               (b) CET-DEL shall replace the current Letter of Credit with Sirius Insurance Company on the Closing Date, and CET-SC agrees that any additional premiums assessed against CET-DEL based on the year end audit (year ending 6/01/05) will be paid by CET-SC.

     9.4     Escrow  of CET-DEL Shares.   CET-SC has agreed to waive the $50,000
             -------------------------
deposit pursuant to the Trailer Leases and the $10,500 deposit on the Commercial Lease and in exchange CET-DEL and P2S Holdings have agreed to place all of the issued and outstanding shares of common stock of CET-DEL owned by P2S Holdings in escrow pursuant to the terms of an escrow agreement substantially in the form as Exhibit F.

     9.5     P2S Liability.  P2S and P2S Holdings shall be jointly and severally
             -------------
liable for all obligations of CET-DEL contained in this Agreement and in the ancillary agreements referenced in this Agreement.


     10.0     Representations  and  Warranties of CET-SC.    Except as otherwise
              ------------------------------------------
set forth in a disclosure schedule delivered by CET-SC and Stokes at the time this Agreement is executed and delivered (the "CET-SC Disclosure Schedule"), CET-SC and, to the best of his knowledge, Stokes hereby makes the following representations and warranties to CET-DEL and P2S as of the date hereof. Nothing in the CET-SC Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, unless the CET-SC Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. The CET-SC Disclosure Schedule will be presented with paragraph numbers corresponding to the numbered paragraphs contained in this Agreement.

     10.1     Organization  and  Good  Standing.  CET-SC  is  a corporation duly
              ---------------------------------
incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on business in the places and in the manner as presently conducted or proposed to be conducted. CET-SC is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted by it requires such qualification except where the failure to so qualify would not have a material adverse effect on the Assets or consummation of the transactions contemplated hereby (a "CET-SC Material Adverse Effect").

     10.2     Authority  and  Enforcement.  CET-SC  has  all requisite corporate
              ---------------------------
power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. CET-SC has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of CET-SC, enforceable against CET-SC in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

     10.3     No  Conflicts  or  Defaults.  The  execution  and delivery of this
              ---------------------------
Agreement by CET-SC and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate or Articles of Incorporation or Bylaws of CET-SC or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which CET-SC is a party or by which CET-SC is bound, or any judgment, order or decree, or any law, rule or regulation to which CET-SC is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the Assets, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to the Assets or the consummation of the transactions contemplated hereby, or (iv) result in a CET-SC Material Adverse Effect.

     10.4     Consents  of  Third  Parties.  The  execution,  delivery  and
              ----------------------------
performance of this Agreement and the consummation of the transactions contemplated hereby by CET-SC do not require the consent of any person, or such consent has or will be obtained in writing, prior to the Closing.

     10.5     Actions  Pending.  Except  as  set  forth on the CET-SC Disclosure
              ----------------
Schedule, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of CET-SC, threatened against CET-SC, which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of CET-SC, threatened against or involving CET-SC or any of its properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against CET-SC or affecting its assets.

     10.6     Title  to Assets.  CET-SC has either good and marketable title to,
              ----------------
or valid and enforceable leasehold interest in the Assets, free and clear of all Liens, other than those disclosed in the CET-SC Financial Statements (as hereafter defined). No person or entity has any right or option to acquire any of the Assets. CET-SC has the right to operate all of its facilities in its present locations, and the operation of such facilities does not violate the material provisions of (a) any agreement to which CET-SC is a party, (b) the requirements of applicable laws, rules or regulations, and/or (c) any order of any court or regulatory body of competent jurisdiction that is binding on CET-SC or any of the Assets.

     10.7     Financial  Statements.  CET-SC  has  delivered,  to  CET-DEL  the
              ---------------------
Compiled, Balance Sheet of CET-SC as of December 31, 2003, and Income Statement for the Year Ended December 31, 2003 (the "CET-SC 2003 Financial Statements"). In addition CET-SC has delivered, to CET-DEL management's internally prepared, Balance Sheet of CET-SC as of December 31, 2004, and Income Statement for the Year Ended December 31, 2004 (the "CET-SC 2004 Financial Statements"). The CET-SC 2003 Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a basis consistent throughout all periods presented, and present fairly the financial position of CET-SC as of the date and for the periods indicated. The CET-SC 2004 Financial Statements are a compilation of internal accounting software reports that have not been generated or reviewed by a certified public accountant. Accordingly, CET-SC cannot represent that the CET-SC 2004 Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles
("GAAP") applied on a basis consistent throughout all periods presented. However, to the best of CET-SC's knowledge, the CET-SC 2004 Financial Statements present fairly the financial position of CET-SC as of the date and for the periods indicated.

     CET-SC hereby represents and warrants to CET-DEL and P2S that it has no reason to believe that the CET-SC 2003 Financial Statements cannot be audited and prepared in accordance with GAAP and SEC requirements, including the instructions to Form 8-K. CET-SC further represents and warrants that it believes that upon final preparation of its 2004 financial reports by a certified public accountant, such records will be auditable, and capable of being prepared in accordance with GAAP and SEC requirements, including the instructions to Form 8-K.

     10.8     No  Undisclosed  Liabilities.  CET-SC  and,  to  the  best  of his
              ----------------------------
knowledge, Stokes represents and warrants to CET-DEL and P2S that they have no reason to believe that CET-SC has or will have any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of CET-SC (including the notes thereto) in conformity with GAAP which are not disclosed in the CET-SC Financial Statements, other than those incurred in the ordinary course of CET-SC's business since the date of the CET-SC Financial Statements, which, individually or in the aggregate, do not or would not result in a CET-SC Material Adverse Effect.

     10.9     Books and Records.  To the best of CET-SC's and Stokes' knowledge,
              -----------------
the books, records and documents of CET-SC accurately reflect, in all material respects, the information relating to the business of CET-SC, the location and collection of it's assets, and the nature of all transactions giving rise to the obligations or accounts receivable of CET-SC. CET-SC (i) maintains books and records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of its assets, and (ii) has devised and maintains a system of accounting controls sufficient to provide reasonable assurances that transactions are recorded so as to permit financial statements to be prepared in accordance with GAAP and maintain accountability for assets (including cash).

     10.10     Absence  of  Contracts  and Liabilities.  To the best of CET-SC's
               ---------------------------------------
and Stokes' knowledge, CET-SC is not a party to any written or oral agreement or understanding with regard to the Assets, and CET-SC has no liabilities, contingent or otherwise with regard to the Assets or the transactions contemplated by this Agreement, that would result in a CET-SC Material Adverse Effect.

     10.11     Customers/Shippers. The CET-SC Disclosure Schedule identifies the
               ------------------
names of each shipper for CET-SC's services in alphabetical order, and sets forth the annual revenues derived from each shipper for CET-SC's last fiscal year or interim period in the event the shipper became such following the conclusion of CET-SC's last fiscal year. To the best of CET-SC's and Stokes' knowledge, no shipper has indicated its intention to terminate its relationship with CET-SC or has reached the conclusion of its term of relationship and has not renewed or expressed its intention not to renew its relationship with CET-SC.

     10.12     Contracts.  The  CET-SC  Disclosure  Schedule  identifies  each
               ----------
material agreement to which CET-SC is a party. Each such agreement is in full force and effect. No party to any such agreement is in default of any material obligation thereunder and CET-SC has received no notice of the termination of any such agreement prior to its scheduled termination date. To the best knowledge of CET-SC and Stokes, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give CET-SC or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material agreement to which CET-SC is a party. CET-SC has not given to nor received from any other person, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any material contract to which CET-SC is a party.

     10.13     Insurance.
               ----------

     (a)  All  insurance  policies  covering  the  Assets  and  the  Business:

          (i)  are  valid,  outstanding,  and  enforceable;

          (ii) to the best knowledge of CET-SC, are issued by an insurer that is financially sound and reputable;

          (iii) taken together, provide adequate insurance coverage for the Assets for all risks normally insured against by a person carrying on the type of business conducted by CET-SC;

          (iv) are sufficient for compliance with all legal requirements and material agreements involving the Assets; and

          (v) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of CET-SC.

     (b) CET-SC has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it.

     (c) CET-SC has given notice to the insurer of all claims that may be insured thereby.

     10.14     Compliance  with  Laws.
               ----------------------

     (a) CET-SC is, and at all times has been, in material compliance with each law, rule and/or regulation ("Legal Requirement") that is or was applicable to it or to the ownership or use of any of its assets and the Assets being purchased hereby.

     (b) No event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a material violation by CET-SC of, or a failure on the part of CET-SC to comply with, any Legal Requirement, or (ii) may give rise to any obligation on the part of CET-SC to undertake, or to bear all or any portion of the cost of, any remedial action of any nature that would encumber the Assets.

     Notwithstanding the foregoing, neither the South Carolina Department of Transportation nor the federal Department of Transportation has conducted a CET-SC safety compliance review since 1998, at which time CET-SC received a satisfactory safety rating. CET-SC has no reason to believe that a safety audit performed by federal or state authorities would result in anything other than a satisfactory safety rating; though such lack of knowledge may not prevent CET-SC from receiving an adverse safety rating.

     10.15     Tax Matters.  CET-SC has filed or caused to be filed (on a timely
               -----------
basis since inception) all federal, state and local tax returns that are or were required to be filed by or with respect to CET-SC and the Assets being purchased hereby pursuant to applicable Legal Requirements, except for the tax returns for the year ended 2004 which are currently on extension. CET-SC has paid, or made provision for payment, all taxes that have or may have become due regarding CET-SC and the Assets, except for the tax returns for the year ended 2004 which are currently on extension.

     10.16     Employees.  CET-SC  is  not  a party to any collective bargaining
               ---------
arrangements or agreements covering any of the CET-SC Leased Employees nor is CET-SC in breach of any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any CET-SC Leased Employee, officer, employee or consultant to be employed or engaged by CET-SC. No CET-SC Leased Employee, officer, consultant or key employee of CET-SC whose termination, either individually or in the aggregate, would have a CET-SC Material Adverse Effect, has terminated or, to the knowledge of CET-SC, has any present intention of terminating his or her employment or engagement with CET-SC.

     10.17     Employee  Benefits.  Except as set forth on the CET-SC Disclosure
               -------------------
Schedule, CET-SC has not contributed to any pension, profit sharing, option or other incentive plan or any other type of employment benefit plan or maintains, or is or was a party to, or otherwise participates or participated in, on its own behalf or on behalf of any former employee, any pension, profit sharing, option or other incentive plan, or any other type of employee benefit plan. CET-SC has no obligation to, or arrangement with, former employees for bonuses, incentive compensation, vacation, severance pay, sick pay, sick leave, insurance service awards, relocation, disability or other benefits whether written or oral.

     10.18     Environmental,  Health,  and  Safety  Matters.
               ---------------------------------------------

     (a) CET-SC has complied and is in compliance with all federal and state environmental laws, rules and regulations ("Environmental Laws") applicable to CET-SC, the Business, Assets and the real property where the Terminal (as defined herein) and related facilities are located.

     (b) Without limiting the generality of the foregoing, CET-SC has obtained and complied with, and is in compliance with, all permits, licenses and other authorizations that are required pursuant to Environmental Laws for the occupation of its facilities, the operation of its Business and the Terminal, and the ownership of the Assets.

     (c) CET-SC has not received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental Laws, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to its facilities, the Terminal, the Business or the Assets arising under any Environmental Law.

     (d) None of the following exists at any property or facility, including the Terminal, owned or operated by CET-SC: (i) underground storage tanks, (ii) asbestos-containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments, or disposal areas.

     (e) CET-SC has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility, including the Terminal (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to liabilities, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Solid Waste Disposal Act, as amended ("SWDA") or any other Environmental Law.

     (f) No facts, events or conditions relating to the past or present facilities, properties or operations of CET-SC, including the Terminal, will prevent hinder or limit continued compliance with CERCLA, SWDA or any other Environmental Law, give rise to any investigatory, remedial or corrective obligations pursuant to any Environmental Law, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to any Environmental Law, including without limitation any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

     10.19     Certain  Payments. To the best of CET-SC's and Stokes' knowledge,
               -----------------
neither CET-SC nor any officer, director, shareholder, agent or employee of CET-SC, nor any other person associated with or acting for or on behalf of CET-SC, directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless of form, whether in money, property, or services, (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of CET-SC, or (iv) in violation of any Legal Requirement, (b) established or maintained any fund or asset that has not been recorded in the books and records of CET-SC. CET-SC has given Christmas and other special occasion gifts in a nominal amount to employees of customers all in the normal course of business.

     10.20     Disclosure.  To  the  best  knowledge of CET-SC and Stokes, after
               ----------
reasonable inquiry, the representations, warranties and acknowledgments of CET-SC set forth herein are true, complete and accurate in all material respects, and do not fail to state any material fact, or omit any fact, necessary to make such representations, warranties and acknowledgments, in light of the circumstances under which they are made, not misleading.

     11.0     Representations  and  Warranties  of CET-DEL.  Except as otherwise
              --------------------------------------------
set forth in a disclosure schedule delivered by CET-DEL at the time this Agreement is executed (the "CET-DEL Disclosure Schedule"), CET-DEL and P2S hereby make the following representations and warranties to CET-SC, as of the date hereof. Nothing in the CET-DEL Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the CET-DEL Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. The CET-DEL Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Agreement.

     11.1     Organization  and  Good  Standing.  CET-DEL  and  P2S  is  each  a
              ---------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. CET-DEL and P2S is each in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of CET-DEL and P2S, taken as a whole, or consummation of the transactions contemplated hereby (a "CET-DEL Material Adverse Effect").

     11.2     Authority  and  Enforcement.   CET-DEL  and  P2S  each  have  all
              ---------------------------
requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. CET-DEL and P2S each have taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of CET-DEL and P2S, enforceable against each in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     11.3     No  Conflicts  or  Defaults.  The  execution  and delivery of this
              ---------------------------
Agreement by CET-DEL and P2S and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate or Articles of Incorporation or Bylaws of CET-DEL or P2S or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which CET-DEL or P2S is a party or by which CET-DEL or P2S is bound, or any judgment, order or decree, or any law, rule or regulation to which CET-DEL or P2S is subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any assets or properties of CET-DEL or P2S, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to which CET-DEL or P2S is a party, or (iv) result in a CET-DEL Material Adverse Effect.

     11.4     Consents  of  Third  Parties.  The  execution,  delivery  and
              ----------------------------
performance of this Agreement and the consummation of the transactions contemplated hereby by CET-DEL and P2S do not require the consent of any person, or such consent has been obtained in writing.

     11.5     Actions  Pending.  There  is no action, suit, claim, investigation
              -----------------
or proceeding pending or, to the knowledge of CET-DEL or P2S, threatened against CET-DEL or P2S which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of CET-DEL or P2S, threatened against or involving CET-DEL or P2S or any of its properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against CET-DEL or P2S or affecting its assets.

     11.6     Status of CET-DEL.  CET-DEL was recently formed, has engaged in no
              ------------------
business operations and was formed for the purpose of acquiring the Assets, assuming the above-described leases, and operating the Business following the Closing.

     11.7     Disclosure.  To  the  best  knowledge  of  CET-DEL  and  P2S after
              ----------
reasonable inquiry, the representations, warranties and acknowledgments of CET-DEL and P2S set forth herein are true, complete and accurate in all material respects and do not omit any fact necessary to make such representations, warranties and acknowledgments not misleading.

     12.0     Intentionally  Omitted.
              ----------------------



     13.0     Closing; Closing Date.  A closing of the transactions contemplated
              ---------------------
hereby (the "Closing") will take place upon the execution of this Agreement by the Parties hereto, at the offices of CET-SC located at 210 Bray Park Road, West Columbia, SC 29172. The date on which the Closing is held is referred to in this Agreement as the "Closing Date."

     14.0     Documents  to  be  Delivered  at  the  Closing.
              ----------------------------------------------

     14.1     Documents  to  be  Delivered  by  CET-SC  and  or  Stokes.  At the
              ---------------------------------------------------------
Closing, CET-SC shall deliver, or cause to be delivered, to CET-DEL the following:

     (a) a duly executed bill of sale, dated the Closing Date, transferring to CET-DEL all of CET-SC's right, title and interest in and to the Assets together with possession of the Assets;

     (b) a duly executed assignment and assumption, transferring to CET-DEL all of CET-SC's right, title and interest in and to the contracts, agreements, contract rights, leases, specifically including those identified in Section 2 hereof, and intellectual property included in the Assets, accompanied by any third party consents contemplated by Section 10.4;

     (c) a copy of resolutions of the board of directors and all shareholders of CET-SC, certified by an executive officer of CET-SC, authorizing the execution, delivery and performance of this Agreement by CET-SC;

     (d)  duly  executed  Trailer  Leases  for  the trailer leases identified on
Schedule  3.1  and  substantially  in  the  form  of  Exhibit  A  hereto  ;

     (e) a duly executed Employment Agreement substantially in the form of Exhibit E hereto;

     (f) a duly executed Commercial Lease substantially in the form of Exhibit B hereto;

     (g)  a  duly executed Escrow Agreement substantially in the form of Exhibit
F;

     (h) payment of the funds held in escrow as identified on Schedule 9.2 and reflected on Exhibit G;

     (i)  a  duly  executed  Closing  Statement  attached  as  Exhibit  G;

     (j) a duly executed Fee Assumption Agreement substantially in the form of Exhibit H; and

     (k) such other certificates, documents and instruments as CET-DEL may have reasonably requested in connection with the transaction contemplated hereby.

     14.2     Documents  to  be  Delivered  by  CET-DELand  or  P2S  and  or P2S
              ------------------------------------------------------------------
Holdings. At the Closing, CET-DEL shall deliver to CET-SC, or Stokes, TPS or SLC as otherwise described below, the following:

     (a) a duly executed assignment and assumption, transferring to CET-DEL all of CET-SC's right, title and interest in and to the contracts, agreements, contract rights, leases, specifically including those identified in Section 2 hereof, and intellectual property included in the Assets, accompanied by any third party consents contemplated by Section 11.4;

     (b) a copy of resolutions of the board of directors of CET-DEL, P2S and P2S Holdings, each certified by an executive officer of each company authorizing the execution, delivery and performance of this Agreement by each company;

     (c) payment satisfactory to CET-SC of the Purchase Price set per Section 1.3, as reflected on Exhibit G;

     (d)  duly  executed  Trailer Leases for the trailers identified on Schedule
3.1  and  substantially  in  the  form  of  Exhibit  A  hereto;

     (e) a duly executed Commission Agreement to TPS substantially in the form of Exhibit D, pertaining to revenues derived by CET-DEL from Amcor for hauling freight to and from Amcor's Blythewood SC facility;

     (f) a duly executed Employment Agreement to Stokes substantially in the form of Exhibit E hereto;

     (g) a duly executed Commercial Lease substantially in the form of Exhibit B hereto;

     (h) a duly executed Consulting Agreement to SLC substantially in the form of Exhibit C hereto;

     (i) Letters of Credit and Deposits, identified on Schedule 9.3 and reflected on Exhibit G, supporting obligations to be assumed by CET-DEL;

     (j)  a  duly  executed  Closing  Statement  attached  as  Exhibit  G;

     (k) a duly executed Fee Assumption Agreement substantially in the form of Exhibit H;

     (l) a duly executed Escrow Agreement substantially in the form of Exhibit F; and

     (m) such other certificates, documents and instruments as CET-SC may have reasonably requested in connection with the transaction contemplated hereby.

     14.3     Documents  to  be  Delivered  by  SLC.  At  the Closing, SLC shall
              -------------------------------------
deliver  to  CET-DEL  the  following:

     (a) a duly executed Consulting Agreement substantially in the form of Exhibit C hereto.

     14.4     Documents  to  be  Delivered  by  TPS.  At  the Closing, TPS shall
              -------------------------------------
deliver  to  CET-DEL  the  following:

     (a) a duly executed Commission Agreement substantially in the form of Exhibit D, pertaining to revenues derived by CET-DEL from Amcor for hauling freight to and from Amcor's Blythewood SC facility.

     15.0     Additional  Covenants.
              ---------------------

     15.1     Further  Assurances.  If,  at  any  time  after  the  Closing, the
              -------------------
Parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the Parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the Parties are fully authorized to take any and all such action.

     15.2     No  Public  Disclosure.  Without  the prior written consent of the
              ----------------------
other, which written consent will not be unreasonably withheld, no party to this Agreement will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary, in the written opinion of outside counsel (reasonably satisfactory to the other Parties) for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

     16.0      Indemnification  and  Related  Matters.
              ---------------------------------------

     16.1     Indemnification  by CET-SC. CET-SC shall hereby indemnify and hold
              --------------------------
CET-DEL and P2S, and their respective officers, directors, affiliates, successors and assigns, harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by CET-DEL or P2S and arising out of the breach of any representation or warranty of CET-SC hereunder, and/or CET-SC's failure to perform any covenant or obligation required to be performed by it hereunder. All such representations, warranties, covenants and agreements, including this indemnification, of CET-SC shall survive the execution and delivery hereof and the Closing Date hereunder for 36 months following the Closing.

     16.2     Indemnification  by  CET-DEL  and  P2S.   CET-DEL  and  P2S hereby
              --------------------------------------
shall indemnify and hold CET-SC, and its respective officers, directors, affiliates, successors, legal representatives and assigns, harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by CET-SC and arising out of the breach of any representation or warranty of CET-DEL or P2S hereunder, and/or CET-DEL's or P2S's failure to perform any covenant or obligation required to be performed by it hereunder. All such representations, warranties, covenants and agreements, including this indemnification, of CET-DEL and P2S shall survive the execution and delivery hereof and the Closing Date hereunder for 36 months following the Closing.

     16.3     Procedure  for  Indemnification.  Any  party  entitled  to
              -------------------------------
indemnification under this Section 16 (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 16 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding affected without its prior written consent. Notwithstanding anything in this Section 16 to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to
(a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to.

     17.0     Miscellaneous.
              -------------

     17.1     Finders.  Except  for the commission of $100,000 CET-SC owes Adams
              -------
Chapman Associates, Inc. which shall be paid by CET-DEL in shares of common stock of CET-DEL, CET-DEL and P2S, on the one hand, and CET-SC and Stokes, on the other hand, represent and warrant that they have not employed or utilized the services of any broker or finder, and do not owe a commission, in connection with this Agreement or the transactions contemplated by it. CET-SC and Stokes jointly and severally, shall indemnify and hold CET-DEL and P2S harmless from and against any and all claims for brokers' commissions, except as set forth herein, made by any party as a result of this Agreement and transaction contemplated hereunder to the extent that any such commission was incurred, or alleged to have been incurred, by, through or under CET-SC. CET-DEL and P2S shall indemnify and hold CET-SC and Stokes harmless from and against any and all claims for brokers' commissions made by any party as a result of this Agreement and transaction contemplated hereunder to the extent that any such commission was incurred, or alleged to have been incurred, by, through or under CET-DEL or P2S.

     17.2     Expenses.  Except  as  otherwise  specifically  provided  in  this
              --------
Agreement, CET-DEL, P2S, CET-SC, TPS, SLC and Stokes shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement.

     17.3     Spousal Consent.  No consent of the spouse of Stokes or the spouse
              ---------------
of any other person is required in order to consummate the transactions contemplated by this Agreement.

     17.4     Entire  Agreement;  No Waiver.  This Agreement, the Schedules, the
              -----------------------------
Exhibits and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the Parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the Parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

     17.5     Jurisdiction  and  Governing  Law.  This  Agreement  shall  in all
              ---------------------------------
respects be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

     17.6     Construction.  Headings  contained  in  this  Agreement  are  for
              ------------
convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The CET-SC Disclosure
Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

     17.7     Notices.  All  notices  and  other  communications  under  this
              -------
Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, or by overnight mail properly receipted to the Parties at the following addresses (or to such address as a party may have specified by notice given to the other party pursuant to this provision):

     If  to  CET-SC,  SLC,  TPS  or  Stokes:

     W.  A  Stokes
     Commodity  Express  Transportation,  Inc.
     354  South  Chimney  Lane
     Columbia,  SC  29209
     Telephone  No.:(803)  695-9200
     Telecopy  No.: (803)  791-0148

     If  to  CET-DEL,  P2S  Holdings  or  P2S,  to:

     Commodity  Express  Transportation,  Inc.
     c/o  Power2Ship,  Inc.
     903  Clint  Moore  Road
     Boca  Raton,  FL  33431
     Attn: Richard  Hersh,  President
     Telephone  No.:  (561)  998-7557
     Telecopy  No.:   (561)  998-7821

     17.8     Severability.  In the event that any provision hereof would, under
              ------------
applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     17.9     Binding  Effect; Assignment.  This Agreement shall be binding upon
              ---------------------------
and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligation hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void.

     17.10     Counterparts.  This  Agreement  may  be executed in counterparts,
               ------------
each of which shall be an original, but which together shall constitute one and the same Agreement.


                             COMMODITY  EXPRESS  TRANSPORTATION,
                             INC.  -  DEL


                             By: /s/ Richard Hersh
                                 -----------------------
                                 Richard  Hersh,  Chief
                                 Executive  Officer


                              POWER2SHIP,  INC.


                             By: /s/ Richard Hersh
                                 -----------------------
                                 Richard  Hersh,  Chief
                                 Executive  Officer


                              POWER2SHIP  HOLDINGS,  INC.


                             By: /s/ Richard Hersh
                                 -----------------------
                                 Richard  Hersh,  Chief
                                 Executive  Officer

                             COMMODITY  EXPRESS  TRANSPORTATION,
                             INC.  -  SC


                             By: /s/ W.A. Stokes
                                -----------------------
                                W. A. Stokes, President


                              STOKES  LOGISTICS  CONSULTING,  LLC


                             By: W.A. Stokes
                                -----------------------
                                W. A. Stokes, Principal


                              TPS  LOGISTICS,  INC.


                             By: W.A. Stokes
                                -----------------------
                                W. A. Stokes, Vice President


                             W.  A.  STOKES

                                W.A. Stokes
                                -----------------------
                                W.  A.  Stokes

                                List of Schedules


Schedule 1.1 List all Assets, including equipment, accessories, contracts, purchase orders, customer lists, permits, etc.

Schedule 1.2          List of Assumed Liabilities

Schedule 2(a)         All CET-SC tractor leases being assumed

Schedule 2(b)         All CET-SC trailer leases being assumed

Schedule  2(d)        All  CET-SC  owner/operator  leases  being  assumed

Schedule  3.1         The  CET-SC  trailers  being  leased  to  CET-DEL.

Schedule 9.1 List of leased employees of CET-SC including their positions and salaries

Schedule  9.2         Funds  held  in  escrow  and being transferred to CET-DEL

Schedule  9.3         Letters  of  Credit/Deposits

CET-SC  Disclosure  Schedule



                                List of Exhibits


Exhibit A          Trailer lease

Exhibit B          Commercial Lease

Exhibit C          Consulting Agreement

Exhibit D          Commission Agreement (Amcor/Blythewood)

Exhibit E          Employment Agreement

Exhibit F          Escrow Agreement

Exhibit G          Closing Statement

Exhibit H          Assumption Fee Agreement

                                  SCHEDULE 1.1

                                  SCHEDULE 1.2


1. Commission/liability to Chapman Associates in the amount of $100,000, as reflected on Exhibit H.